UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2022

EQUITY COMMONWEALTH
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-9317			04-6558834
(Commission File Number)			(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2100,	Chicago,	IL	60606
(Address of Principal Executive Offices)			(Zip Code)
(312) 646-2800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	EQC	New York Stock Exchange
6.50% Series D Cumulative Convertible Preferred Shares of Beneficial Interest	EQCpD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 9, 2022, Equity Commonwealth, or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the quarter and year ended December 31, 2021, and also provided certain supplemental operating and financial information for the quarter and year ended December 31, 2021.  Copies of the Company’s press release and supplemental operating and financial information are furnished as Exhibits 99.1 and 99.2 hereto, respectively.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Directors or Certain Officers

On February 7, 2022, Jeffrey D. Brown notified Equity Commonwealth (the “Company”) that he is resigning from his position as Senior Vice President and Chief Accounting Officer, effective March 11, 2022. Mr. Brown informed the Company that his decision to resign was for personal reasons, and not as a result of any disagreement with the Company management or the Company’s Board of Trustees.

(c) Appointment of Certain Officers

On February 8, 2022, Andrew Levy, age 40, was promoted to Senior Vice President and Chief Accounting Officer, effective March 12, 2022. Mr. Levy also will serve as the Company’s designated principal financial officer for Securities and Exchange Commission (“SEC”) reporting purposes. Mr. Levy has served on the Company’s financial reporting team since August 2014 and as Vice President of Financial Reporting since February 2019. Earlier in his career, Mr. Levy served as a senior manager in the financial reporting team at General Growth Properties and as an associate with Deloitte & Touche LLP. Mr. Levy is a Certified Public Accountant registered in Illinois and holds a Bachelors and Masters degree in Accountancy from the University of Notre Dame.

There are no related person transactions (or proposed related person transactions) with respect to Mr. Levy reportable under Item 5.02(c) of Form 8-K and Item 404(a) of Regulation S-K since the beginning of the Company’s last fiscal year. There are no family relationships to disclose with respect to Mr. Levy reportable under Item 401(d) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.
(d)          Exhibits
99.1         Press Release Dated February 9, 2022.
99.2         Full Year 2021 Supplemental Operating and Financial Information.
104     The cover page from this Current Report on form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH
By:	/s/ William H. Griffiths
Name:	William H. Griffiths
Title:	Senior Vice President, Chief
Financial Officer and Treasurer
Date: February 9, 2022